                                                                   EXHIBIT 10.16


                      FLUOR CORPORATION AND SUBSIDIARIES
                              Management  Manual

=====================================================================================

     Section:    Compensation                                  Page:            129

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

     OBJECTIVE

     To provide severance compensation to eligible executives of Fluor Corporation and designated subsidiaries (the company) who leave the company, depending on the circumstances and conditions leading to termination.

     ELIGIBILITY

     Executives of Fluor Corporation and designated subsidiaries actively at work who are participants in the Fluor Corporation and Subsidiaries Executive Incentive Compensation Plan.

     DEFINITIONS

     For the purpose of the Plan, the following definitions apply:

          A.   VOLUNTARY SEPARATION

               Action taken by an executive for personal reasons, to seek other employment, to accept another position, for failure to return at conclusion of leave, or to voluntarily retire.

          B.   INVOLUNTARY SEPARATION

               1. Action taken by the company due to reduction in force resulting from reorganization or reduced workload or other similar circumstances whereby the executive's services are no longer required on the job. Executives involuntarily separated who meet the retirement criteria may elect retirement.

               2. Action taken by the company when an executive is covered by the Americans with Disabilities Act and is unable to perform his/her essential job functions with reasonable accommodation.

          C.   INVOLUNTARY DISCHARGE

                   Action taken by the company for reasons other than stated in Paragraph B. above including but not limited to absenteeism, misconduct, insubordination, appearing at work under the influence of a controlled substance or alcohol, unethical behavior, disclosure of confidential information, sexual harassment, employment discrimination, or unsatisfactory performance.

                      FLUOR CORPORATION AND SUBSIDIARIES
                               Management Manual


=====================================================================================
     Section:    Compensation                                  Page:            130

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99
              (Continued)

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

              D.   OFFICER

                   An executive who is a vice president or above of Fluor Corporation, Fluor Daniel, Inc., Fluor Signature Services, Fluor Global Services, Inc., or Fluor Constructors, Inc., who participates in the Fluor Corporation and subsidiaries Executive Incentive Compensation Plan.

              E.   COMPLETED YEARS OF ACCUMULATED SERVICE

                   A period of accumulated service with the company, subject to the limitation set forth under Procedure, A.4.c.

              F.   BENEFICIARY

                   The beneficiary designated by the executive under the Fluor Corporation Employee's Retirement Plan, or, if no such designation has been made, then as designated under the Group Life/Health Insurance Plan unless the executive otherwise makes a beneficiary designation on the form provided by the executive's corporate employer, or, in the absence of any designation, the administrator or executor of the executive's estate.

     PROCEDURE

              A.   SEVERANCE PAY

                   1.   Voluntary Separation

                        The company will not provide severance pay nor prorated Incentive Compensation (Paragraph A under
                        "Definitions").

                   2.   Involuntary Separation

                        Severance pay will be based on current base salary and total completed years of accumulated service as follows:

                        a.   Officers

                             1. Two weeks' severance pay for each completed year of accumulated service up to 52 weeks.

                             2.   Minimum eight weeks' severance.

                      FLUOR CORPORATION AND SUBSIDIARIES
                              Management  Manual

=====================================================================================

     Section:    Compensation                                  Page:            131

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99
              (Continued)

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

                    b.   Non-Officer Executives

                         1. Two weeks' severance pay for each completed year of accumulated service up to 26 weeks.

                         2.   Minimum four weeks' severance

               3.   Involuntary Discharge

                    a. The company will not provide severance pay nor consider proration of Incentive Compensation (Paragraph C, Definitions).

               4.   Limitations

                    a. Maximum severance pay will be 52 weeks for officers, 26 weeks for non-officer executives.

                    b. Minimum severance pay will be eight weeks for officers, four weeks for non-officer executives.

                    c. The total completed years of accumulated service calculated for a severance payment may only be used one time in severance calculations.

                    d. For executives involuntarily separated and placed on Leave of Absence in Lieu of Layoff, severance pay will be based on completed years of accumulated service up to the effective date of the Leave of Absence.

                    e. Officers in policy making positions who meet retirement criteria will receive severance pay as follows:

                         1. Officers who meet the minimum retirement income requirement set forth by federal law, excluding any amount payable under this Plan, will receive severance pay for only the period from the date of termination until January 2 following the officer's 65th birthday subject to the limitation set forth under Procedure, A.2.a.

                         2. Officers who do not meet the minimum retirement income requirement set forth by federal law, computed excluding any amount payable under this Plan, will receive severance pay as determined under Procedure, A.2.a.

                      FLUOR CORPORATION AND SUBSIDIARIES
                               Management Manual


=====================================================================================

     Section:    Compensation                                  Page:            132

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99
              (Continued)

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

               f. In the case of involuntary separation due to an executive's inability to perform his/her essential job functions with reasonable accommodation, the executive's severance pay amount will be reduced by the expected entitlements under Fluor's short-term and long-term disability for the number of weeks determined under Procedure A.2.a and b. If the actual entitlements received by the employee are less than that deducted from severance pay, the employee will be paid the difference for the period of weeks for which the employee received severance. This provision is not intended to affect any state or federal benefits to which the executive may be entitled.

               g. In cases where the executive is entitled to legislated severance pay in non-U.S. countries, executive's severance pay amount will be reduced by any legislated severance payments required of the company that are calculated with reference to the number of weeks determined under Procedure A.2.a and b.

          5. Severance pay will be paid in a lump sum, or at the discretion of the company, annual installments over a period not to exceed the total number of weeks determined under Paragraph A.2.a. and
                b. above.

          6. In event of an executive's death prior to payment of the entire entitlement, payment may be made to the designated beneficiary in one lump sum or by continuation of installments at the discretion of the executive's corporate employer.

B.   INCENTIVE COMPENSATION

               (As defined in the Executive Incentive Compensation Plan, Fluor Corporation and Subsidiaries Management Manual)

          1.   Voluntary Separation

               The company will not provide a prorated incentive award.

          2.   Involuntary Separation

               Incentive Compensation may be considered based on the number of completed months of service during the current fiscal year prior to termination and consistent with the administration of the Plan during the year of termination.

                      FLUOR CORPORATION AND SUBSIDIARIES
                               Management Manual


=====================================================================================
     Section:    Compensation                                  Page:            133

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99
              (Continued)

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

               3.   Involuntary Discharge

                    The company will not provide a prorated incentive award.

          C.   COMPANY AUTOMOBILES

                    In company locations where officers/directors may be assigned company-owned automobiles, the following will apply:

                    a.   Voluntary Separation

                         Officers/directors who voluntarily retire will be presented with the automobile that is currently assigned as a gift.

                    b.   Involuntary Separation

                         Officers/directors who are requested to take early retirement will be presented with the automobile which is currently assigned as a gift.

                    c.   Involuntary Discharge

                         Officers/directors will not be given an automobile, and it will not be available for purchase.

               D.   CLUB MEMBERSHIP

                    Company memberships will not be awarded to an executive regardless of reason for termination.

               E.   AUTOMOBILE ALLOWANCE

                    1. In locations where executives receive a car allowance/insurance, the following will apply:

                         a.   Voluntary Separation

                         The company will not provide a car allowance/insurance.

                      FLUOR CORPORATION AND SUBSIDIARIES
                               Management Manual


=====================================================================================
     Section:    Compensation                                  Page:            134

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99
              (Continued)

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

               b.   Involuntary Separation

                    The company will not provide a car
                    allowance/insurance.

               c.   Involuntary Discharge
                    The company will not provide a car
                    allowance/insurance.

          F.   INSURANCE COVERAGE

                    Applicable insurance coverage, i.e., group health, long-term disability, executive health, etc., will cease on date of termination. Where applicable, departing executive may elect continued coverage through the Consolidated Omnibus Budget Reconciliation Act (COBRA).

          G.   TIME OFF WITH PAY (TOWP) PROGRAM

                    Balance will be paid at time of termination.

          H.   STOCK BASED AWARDS

                    1.   Voluntary Separation

                         Upon qualified retirement, awards become
                         100 percent vested.

                    2.   Involuntary Separation

                         Upon qualified retirement, awards become 100 percent vested.

                    3.   Involuntary Discharge

                         Vested portion may be exercised.

          I.   LONG TERM INCENTIVE (LTI) PROGRAM

                    Applicable cash awards under the long-term incentive program will not be prorated for any reason, except death or total and permanent disability.

                      FLUOR CORPORATION AND SUBSIDIARIES
                               Management Manual


=====================================================================================
     Section:    Compensation                                  Page:            135

     Subject:    EXECUTIVE SEVERANCE PLAN                      Effective:  07-21-99
              (Continued)

     Applies To: Fluor Corporation and Selected Subsidiaries   Supersedes: 10-20-98

=====================================================================================

               J.   WAIVERS

                    A settlement agreement and release form must be obtained from employees in exchange for severance benefits. No severance benefit will be due employees unless a settlement and release agreement provided by the company has been properly executed.

               K.   OUTPLACEMENT

                    In-house outplacement services are available.

               L.   PLAN TERMINATION

                    This Plan will expire December 31st., 2000. Any executive whose employment terminates after the Plan expires, will not be eligible for participation in the Plan. Further, no benefits will accrue or be payable under the Plan after Plan Termination.

               M.   EXCEPTION

                    Approved by the Chief Executive Officer of Fluor
                    Corporation.